Annual Shareholder Meeting Annual Shareholder Meeting November 20, 2012 November 20, 2012 Exhibit 99.1

First Quarter Financial Highlights

Stable asset growth
Driven by prudent loan
underwriting
Strong core deposit growth
CRE and multi-family loan
growth initiative translating to
bottom line
Shareholder oriented capital
management
Repurchase program
Increased dividends
Proactive approach to non-
performers
Dollars in Thousands
Q1 2013 Q1 2012
YoY
Change
Assets $2,771,027 $2,621,556 5.7%
Gross Loans $2,148,877 $1,761,081 22.0%
Non-time Deposits $818,370 $726,965 12.6%
Basic Earnings Per Share $0.22 $0.15 46.7%
TBV Per Share $11.41 $11.12 2.6%
Common Shares Outstanding 45,207,715 47,341,182 (4.5%)
Dividends Per Share $0.15 $0.10 50.0%
Non-Performing Assets $29,112 $21,373 36.2%

Strong Asset Growth Trajectory

$2.48 B
$2.59 B
$2.62 B
$2.60 B
$2.65 B
$2.70 B
$2.77 B
$2,400,000
$2,500,000
$2,600,000
$2,700,000
$2,800,000
2010 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013
Total Assets
Oritani continues to experience strong balance sheet growth as larger lenders experience market dislocation
5.1% CAGR
Dollars in thousands

$1.53 B
$1.70 B
$1.76 B
$1.85 B
$1.94 B
$2.02 B
$2.15 B
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
2010 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013
Residential Multi-family Commercial Real Estate
Second Mortgage and Equity Construction and Land Other + Deferred Fees
Stable, Disciplined Loan Growth

Oritani’s focus on commercial real estate and multi-family loans has been a source of strength
Commercial real estate and multi-family loans increased from $760 million in
June 30, 2010 to $1.1 billion as of September 30, 2012
Dollars in thousands

$1.29 B
$1.38 B
$1.39 B
$1.36 B
$1.39 B $1.39 B
$1.36 B
1.41%
1.16%
1.06%
0.96%
0.88%
0.81%
0.68%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
1.20%
1.30%
1.40%
1.50%
$0
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
$1,600,000
2010 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013
Time Deposits Non-Time Deposits Cost of Deposits
Continued Focus on Core Deposit Growth

Oritani’s core deposit gathering efforts has resulted in improved funding costs for the Company
Dollars in thousands

1.66%
0.74%
0.82%
0.89%
0.87%
0.78%
1.05%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
2010 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013
Nonperforming Assets NPAs/ Assets
Disciplined Underwriting Culture

Oritani’s asset quality profile has remained strong in a difficult operating environment
Maintain disciplined underwriting standards and proactive approach to problem assets
Dollars in thousands

0.41%
1.13%
1.21%
1.37%
0.72%
0.75%
0.74%
0.82%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
2010 2011 2012 Q1 2013
ORIT ROAA Median Peer ROAA
$8,364
$28,507
$31,650
$36,844
$0.15
$0.54
$0.71
$0.88
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$0
$10,000
$20,000
$30,000
$40,000
2010 2011 2012 Q1 2013
Net Income Earnings Per Share
Steady Improving Profitability In Volatile
Environment

Oritani’s shareholder capital management has helped drive improved EPS and
ROAE
Net Income Trends Since 2  Step Conversion
(Dollars in thousands except per share amount)
Note: Q1 2013 figures shown on an annualized basis.
ORIT peers comprised of BRKL, DCOM, FFIC, FLIC, HVB, ISBC,
KRNY, LBAI, NBTB, NFBK, OCFC, PBNY, ROMA, STL and SUBK.
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Accelerating Net Interest Margin

Oritani’s spread and margin increased steadily over the 2012 fiscal year and this trend has extended into the most recent quarter
3.25%
3.36%
3.55%
3.76%
2.00%
2.50%
3.00%
3.50%
4.00%
2010 2011 2012 Q1 2013
Net Interest Margin

Continued Focus on Cost Control

Oritani has been keenly focused on controlling costs while growing top line revenues throughout a volatile environment
48.2%*
36.7%
37.7%
36.3%
55.9%
58.7%
58.9%
63.8%
30.0%
35.0%
40.0%
45.0%
50.0%
55.0%
60.0%
65.0%
70.0%
2010 2011 2012 Q1 2013
ORIT Efficiency Ratio Median Peer Efficiency Ratio
ORIT peers comprised of BRKL, DCOM, FFIC, FLIC, HVB, ISBC, KRNY, LBAI, NBTB, NFBK, OCFC, PBNY, ROMA, STL and SUBK.
*Excludes non-recurring expense associated with the accelerated vesting of stock awards and options triggered by the second step transaction and income from problem loan dispositions.
Including these items, the actual efficiency ratio was 62.5%

Shareholder Friendly Capital Management

Oritani strives to balance its strategy of deploying excess capital in a shareholder friendly manner while also maintaining healthy capital levels
June 22, 2011: Announced share repurchase program for 10% of outstanding shares
September 14, 2011: Announced second share repurchase for another 10% of outstanding shares
November 14, 2011: Announced third share repurchase program for 5% of outstanding shares, with 1,801,381 shares yet to be repurchased as of September 30, 2012
*Q1 2013 dividend shown annualized.
2010 2011 2012 Q1 2013
Tier 1 Ratio 38.4% 34.2% 23.2% 22.2%
Total RBC Ratio 39.6% 35.5% 24.5% 23.5%
Tier 1 To Average Assets 31.6% 25.1% 19.0% 19.0%
TCE Ratio 26.0% 24.9% 18.9% 18.6%
Dividends Per Share*
$0.18 $0.38 $0.50 $0.60
Share Repurchase Plan? -
Common Shares Outstanding 56,202,485 55,513,265 45,198,765 45,207,715

6/24/2010
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12/24/2010
2/24/2011
4/24/2011
6/24/2011
8/24/2011
10/24/2011
12/24/2011
2/24/2012
4/24/2012
6/24/2012
8/24/2012
10/24/2012

Price Performance Since 2   Step Conversion

Since Oritani’s 2   step conversion, the Company has significantly outperformed both the Nasdaq Bank Index and the S&P 500
Oritani’s business model has provided stability in difficult markets
Source:  SNL Financial
Data as of November 9, 2012
41%
28%
4%
-30.0%
-20.0%
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
ORIT Nasdaq Bank S&P 500
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QUESTIONS & ANSWERS